UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

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Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2021, Unico American Corporation (the “Company”), through its subsidiary Crusader Insurance Company, entered into a Standard Multi-Tenant Office Lease – Net (the “Lease”) with Mureau Road, LLC (the “Landlord”), a subsidiary of Alliant Capital, Ltd. (“Alliant”), in connection with the previously announced sale of the Company’s headquarters located 26050 Mureau Road, Calabasas, California 91302 (the “Property”) by the Company to Alliant.

Crusader Insurance Company will lease approximately 25,317 rentable square feet at the Property (the “Premises”) pursuant to the Lease. The Premises will continue to operate as the Company’s headquarters.

The term of the Lease commences upon the later to occur of (1) February 1, 2021, or (2) the close of escrow between Alliant and the Company with respect to the sale of the Property (the “Lease Commencement Date”), and the lease term expires on January 31, 2022. Rent on the Premises will commence on the Lease Commencement Date at a rate of $56,963.25 per month. In addition, during the term of the Lease, the Company will pay, on an annual basis, a portion of certain operating expenses incurred by the Landlord, as well as a security deposit equal to $56,963.25.

The foregoing summary of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: January 25, 2021    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer, Chief Financial Officer and Secretary

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